Exhibit 99.2 1 SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA The following sets forth summary unaudited pro forma condensed combined financial data which combines the consolidated financial information of Talen Energy and Talen Energy Supply and the consolidated and combined financial information of RJS Power as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014 after giving effect to the Talen Transactions and the FERC Order. The summary unaudited pro forma condensed combined statement of income data gives effect to the Talen Transactions and the required mitigation divestitures under the FERC Order as if they were completed on January 1, 2014. The summary unaudited pro forma condensed combined balance sheet data gives effect to the FERC Order as if the required mitigation divestitures were completed on September 30, 2015. The summary unaudited pro forma condensed combined financial data are derived from the unaudited pro forma condensed combined financial information that is included elsewhere in this document. The summary unaudited pro forma condensed combined financial data are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the Talen Transactions occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. This information is only a summary and should be read in conjunction with "Unaudited Pro Forma Condensed Combined Financial Information" the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Talen Energy’s prospectus filed pursuant to Rule 424(b)(3) with the SEC on November 3, 2015 (as supplemented) and Talen Energy’s report on Form 10-Q for the quarter ended September 30, 2015 filed with the SEC on November 9, 2015. In connection with the FERC approval of the Talen Transactions, Talen Energy agreed that within twelve months following the closing of the transaction, Talen Energy will enter into an agreement to divest between 1,300 and 1,400 MW of assets in one of two groups of assets (the first of which includes the Holtwood, Lake Wallenpaupack and C.P. Crane facilities, and the second of which includes the Ironwood facility and both of which includes the Sapphire facilities within PJM), and to limit PJM energy market offers from assets it would retain in the other group to cost-based offers. In September 2015, Talen Energy requested that the FERC approve a third option for complying with the mitigation requirement that consists of Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane, but excludes the Sapphire facilities. FERC approved this third option in November 2015. This pro forma financial information reflects the impacts of divesting the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities included in this third mitigation package". The Sapphire asset portfolio, which for accounting purposes was classified as held for sale and discontinued operations at September 30, 2015 because it was included in both of the then available mitigation packages, has not been included in the pro forma divestitures as it is currently not considered probable that the Sapphire asset portfolio will be sold. The pro forma information also does not include the impact of the November 2015 transactions related to the acquisition of MACH Gen, LLC and the disposition of Talen Renewable Energy, LLC, neither of which require adjustments under pro forma rules as the businesses do not meet the applicable significance thresholds. In addition, although Talen Energy expects to employ a growth strategy and proceeds from the anticipated FERC Order mitigation divestitures may be used to fund future acquisitions, for the purposes of the pro forma information, the proceeds from divestitures included have not been assumed to be invested in similar business operations and accordingly are reflected in cash on the pro forma balance sheet.

2 (dollars in millions) Year Ended December 31, 2014 Nine Months Ended September 30, 2015 Statement of Income Data: Operating revenues .............................................................................. $ 4,352 $ 3,571 Operating income (loss) ....................................................................... 347 (200) Income (loss) from continuing operations after income taxes ............. 94 (324) Balance Sheet Data (at period end): Cash and cash equivalents ................................................................... $ 2,129 Total assets .......................................................................................... 12,774 Total liabilities ..................................................................................... 8,015 Long-term debt, including current portion........................................... 3,984 Stockholder’s equity ............................................................................ 4,759 Other Financial Data: Pro forma Adjusted EBITDA (1) ........................................................ $ 883 $ 708 (1) In addition to evaluating the financial condition and results of operations in accordance with GAAP, management also reviews and evaluates certain alternative financial measures not prepared in accordance with GAAP. Non-GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, management considers and evaluates non-GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measure. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. This pro forma financial information prepared in accordance with GAAP has been supplemented with pro forma EBITDA and pro forma Adjusted EBITDA because we believe that pro forma EBITDA and pro forma Adjusted EBITDA provide useful information to investors, lenders and rating agencies since these groups have historically used EBITDA-related measures in our industry, along with other measures, to estimate the value of companies, to make investment decisions and to evaluate a company’s ability to meet its debt service requirements. We caution investors that amounts presented in accordance with our definitions of EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate EBITDA and Adjusted EBITDA in the same manner. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. Pro forma EBITDA and pro forma Adjusted EBITDA reflect EBITDA and Adjusted EBITDA, respectively, after giving effect to the Talen Transactions. A reconciliation of pro forma EBITDA and pro forma Adjusted EBITDA to pro forma income (loss) from continuing operations after income taxes determined in accordance with GAAP is provided below (See "Unaudited Pro Forma Condensed Combined Financial Information" for information on the "Pro Forma Adjustments" and "Pro Forma Condensed Combined" amounts): Year Ended December 31, 2014 Historical Talen Energy Supply RJS Power Pro Forma Adjustments Pro Forma Condensed Combined (a) Income (loss) from continuing operations after income taxes ............................................................ $ 187 $ (55) $ (38) $ 94 Interest expense (b) ..................................................... 124 110 (1) 233 Income taxes ............................................................... 116 (63) 53 Depreciation and amortization (c) ............................... 329 90 (20) 399 EBITDA ..................................................................... $ 756 $ 145 $ (122) $ 779 Unrealized loss (gain) on derivative contracts (d) ....... (17) 64 47 Raven acquisition adjustments (e) .............................. 20 20

3 Year Ended December 31, 2014 Historical Talen Energy Supply RJS Power Pro Forma Adjustments Pro Forma Condensed Combined (a) Non-cash compensation expense (f) ........................... 18 15 33 Separation benefits (g) ................................................ 33 33 Mechanical contracting and engineering subsidiary revenue adjustment (h) ........................... (17) (17) Gain from NDT fund .................................................. (26) (26) Other(i) ....................................................................... 12 2 14 Adjusted EBITDA .................................................... $ 759 $ 246 $ (122) $ 883 (a) Reflects the impact of divesting the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities identified in the third mitigation package to satisfy the FERC Order. (b) RJS Power includes a $36 million charge for the write-off of unamortized debt discount and deferred financing costs, on RJS Power’s then outstanding debt, in connection with its issuance of the 5.125% Senior Notes due 2019. (c) Talen Energy Supply includes $32 million of ARO accretion that is recognized in "Other operation and maintenance" on the Pro Forma Condensed Combined Statement of Income included under "Unaudited Pro Forma Condensed Combined Financial Information." (d) Represents non-cash change in the fair value of derivative instruments that have been included in Talen Energy Supply’s and RJS Power’s earnings. (e) Comprised of two adjustments resulting from the acquisition of the Raven portfolio from CPSG in 2012. RJS Power adjusted EBITDA as reported for pension related payments of $3 million made to legacy CPSG employees, as such payments were no longer a recurring expense for RJS Power after December 31, 2014. RJS Power also adjusted its EBITDA as reported to reflect a capacity make whole payment of $17 million from CPSG. Under the purchase and sale agreement with CPSG, CPSG agreed to capacity make-whole payments for uncleared capacity in the 2014/2015 PJM Capacity year. The right to receive the capacity make-whole payment from CPSG was recorded as a receivable on RJS Power’s balance sheet under the purchase accounting rules. Payments received under this agreement were not reflected as revenue in RJS Power’s financial statements. RJS Power made an adjustment to EBITDA to eliminate the effect of adjustments resulting from the application of purchase accounting to this payment stream. (f) For Talen Energy Supply, reflects a certain portion of PPL’s non-cash stock-based compensation cost allocable to Talen Energy Supply. For RJS Power, reflects non-cash compensation expense related to agreements existing prior to the Combination directly with the Riverstone Holders and TPM, which, prior to the Combination, provided asset management services to RJS Power and its subsidiaries. The agreements allowed TPM to participate in the profits of RJS Power if certain cash generation and distribution targets were met. Although the amounts paid under these agreements were not paid directly by RJS Power, RJS Power recognized amounts paid under these agreements as non-cash compensation expense included in general and administrative expenses on its consolidated and combined statement of operations. (g) In June, 2014, Talen Energy Supply’s largest IBEW local ratified a new three-year labor agreement. In connection with the new agreement, estimated bargaining unit one-time voluntary retirement benefits were recorded. In addition, in 2014, Talen Energy Supply recorded separation benefits related to the anticipated spinoff transaction. (h) In 2014, Talen Energy Supply recorded $17 million to "Energy-related businesses" revenues on the Statement of Income to the audited consolidated financial statements of Talen Energy Supply to correct an error related to prior periods and the timing of revenue recognition for a mechanical contracting and engineering subsidiary. The $11 million after-tax impact of correcting this error increased "Income from Continuing Operations after Income Taxes" and "Net Income" on Talen Energy Supply's 2014 Statement of Income. (i) Primarily includes OCI amortization on non-active derivative positions.

4 Historical Talen Energy RJS Power Pro Forma Condensed Combined (a) Nine Months Ended September 30, 2015 Three Months Ended March 31, 2015 Two Months Ended May 31, 2015 Pro Forma Adjustments Nine Months Ended September 30, 2015 Income (loss) from continuing operations after income taxes ......................................... $ (218) $ (13) $ (30) $ (63) $ (324) Interest expense ............................................... 146 18 12 (16) 160 Income taxes .................................................... 49 (70) (21) Depreciation and amortization (b) ................... 284 23 16 (8) 315 Sapphire EBITDA (m) ..................................... (99) 99 EBITDA .......................................................... $ 162 $ 28 $ (2) $ (58) $ 130 Unrealized loss (gain) on derivative contracts (c) .................................................. (103) 13 (11) (101) Raven acquisition adjustments (d) ................... 8 6 14 Stock-based compensation expense (e) ............ 41 (25) 16 Coal contract adjustment (f)............................. 41 41 Impairments (g) ............................................... 588 588 Separation benefits ........................................... 2 2 TSA cost .......................................................... 19 19 Corette closure costs (h) .................................. 4 4 Terminated derivative contracts (i) .................. (13) (13) (Gain) loss from NDT funds ............................ (11) (11) Revenue adjustment (j) .................................... 7 7 RJS acquisition transaction costs ..................... 6 (6) Restructuring costs (k) ..................................... 10 (10) Other (l) ........................................................... 12 12 Adjusted EBITDA ......................................... $ 765 $ 49 $ (7) $ (99) $ 708 (a) Reflects the impact of divesting the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities identified in the third mitigation package to satisfy the FERC Order. Pro forma adjustments have been made to the 2015 information to return the Sapphire operating results to continuing operations from discontinued operations. (b) Talen Energy includes $25 million of ARO accretion that is recognized in "Operation and maintenance" on the Pro Forma Condensed Combined Statement of Income included under "Unaudited Pro Forma Condensed Combined Financial Information." (c) Represents non-cash change in the fair value of derivative instruments that have been included in Talen Energy’s and RJS Power’s earnings. (d) Comprised of an adjustment resulting from the acquisition of the Raven portfolio from CPSG in 2012. RJS Power adjusted its EBITDA as reported to reflect a capacity make whole payment of $14 million from CPSG. Under the purchase and sale agreement with CPSG, CPSG agreed to capacity make-whole payments for uncleared capacity in the 2014/2015 PJM Capacity year. The right to receive the capacity make-whole payment from CPSG was recorded as a receivable on RJS Power’s balance sheet under the purchase accounting rules. Payments received under this agreement were not reflected as revenue in RJS Power’s financial statements. RJS Power made an adjustment to EBITDA to eliminate the effect of adjustments resulting from the application of purchase accounting to this payment stream. (e) For Talen Energy, reflects a certain portion of PPL’s non-cash stock-based compensation cost prior to June 1, 2015 allocable to Talen Energy. (f) To mitigate the risk of oversupply, Talen Energy incurred pre-tax charges of $41 million for the nine months ended September 30, 2015 to reduce its contracted coal deliveries. See Note 3 to the Unaudited Pro Forma Condensed Combined Financial Information below for additional information. (g) Includes charges for goodwill and certain long lived assets. See Note 3 to the Unaudited Pro Forma Condensed Combined Financial Information below for additional information.

5 (h) Operations were suspended and the Corette plant was retired in March 2015. (i) Represents net realized gains on certain derivative contracts that were early-terminated due to the spinoff transaction. (j) Relates to a prior period revenue adjustment for the receipt of revenue under a transmission operating agreement with Talen Energy’s former affiliate, PPL Electric. See Note 3 to the Unaudited Pro Forma Condensed Combined Financial Information below for additional information. (k) Costs related to the spinoff transaction, including FERC-required mitigation and legal and professional fees. (l) Includes OCI amortization on non-active derivative positions and an asset write-off. (m) Sapphire was classified as discontinued operations since its June 1, 2015 acquisition and as of September 30, 2015; however its EBITDA and Adjusted EBITDA are included in Talen Energy's EBITDA and Adjusted EBITDA. See (a) above for information related to returning Sapphire to continuing operations from discontinued operations for pro forma EBITDA and pro forma Adjusted EBITDA.

6 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION In June 2014, PPL and Talen Energy Supply executed definitive agreements with the Riverstone Holders to combine their competitive power generation businesses into a new, stand-alone, publicly traded company named Talen Energy Corporation. On June 1, 2015, PPL completed the spinoff to PPL shareowners of a newly formed entity, HoldCo, which at such time owned all of the membership interests of Talen Energy Supply and all of the common stock of Talen Energy. Immediately following the spinoff, HoldCo merged with a special purpose subsidiary of Talen Energy, with HoldCo continuing as the surviving company to the merger and as a wholly owned subsidiary of Talen Energy and the sole owner of Talen Energy Supply. PPL does not have an ownership interest in Talen Energy or Talen Energy Supply after completion of the spinoff. Substantially contemporaneous with the spinoff and merger, RJS Power was contributed by the Riverstone Holders to become a subsidiary of Talen Energy Supply . Subsequent to the Combination, RJS Power was merged into Talen Energy Supply. Talen Energy has treated the combination with RJS Power as an acquisition, with Talen Energy Supply considered the accounting acquirer of RJS Power, in accordance with business combination accounting guidance. The Unaudited Pro Forma Condensed Combined Financial Information (the "pro forma financial information") has been derived from the historical consolidated financial statements of Talen Energy and Talen Energy Supply and the historical consolidated and combined financial statements of RJS Power (collectively, the "historical financial statements"). Talen Energy Supply is considered the accounting predecessor of Talen Energy; therefore, the historical consolidated financial information prior to June 1, 2015 presented for Talen Energy includes only legacy Talen Energy Supply information. From June 1, 2015, upon completion of the spinoff and acquisition, Talen Energy’s historical consolidated financial information also includes RJS. As such, Talen Energy’s historical consolidated financial information presented for the nine month period ended September 30, 2015 represents nine months of legacy Talen Energy and Talen Energy Supply information consolidated with four months of RJS information from June 1, 2015, while the 2014 period represents only legacy Talen Energy Supply information. In addition, as the acquisition of RJS Power was completed on June 1, 2015, the Talen Energy and Talen Energy Supplyhistorical consolidated financial information as of September 30, 2015 includes the preliminary purchase price allocation for the acquisition of RJS Power. The purchase price (total consideration) for the acquisition of RJS Power was deemed to be $902 million based on the fair value of the Talen Energy Corporation common stock issued for the acquisition using the June 1, 2015 closing "when-issued" market price. The purchase price allocation is considered by Talen Energy’s management to be provisional and could change materially in subsequent periods. Any changes to the provisional purchase price allocation during the measurement period that result in material changes to the consolidated financial results will be recognized in the period in which the amounts are determined. The measurement period can extend up to a year from the date of acquisition, but Talen Energy expects to complete the purchase price allocation by the end of 2015. The items pending finalization include, but are not limited to, the valuation of certain liabilities, goodwill and deferred income taxes. In connection with the FERC approval of the Talen Transactions, Talen agreed that within twelve months following the closing of the transaction, Talen Energy will enter into an agreement to divest between 1,300 and 1,400 MW of assets in one of two groups of assets (the first of which includes the Holtwood, Lake Wallenpaupack and C.P. Crane facilities, the second of which includes the Ironwood facility and both of which include the Sapphire facilities within PJM), and to limit PJM energy market offers from assets it would retain in the other group to cost- based offers. In September 2015, Talen Energy requested that the FERC approve a third option for complying with the mitigation requirement that consists of Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane, but excludes the Sapphire facilities. FERC approved this third option in November 2015." The historical financial statements have been adjusted in the pro forma financial information to give effect to pro forma events that are: (i) directly attributable to the spinoff and Combination; (ii) factually supportable; and (iii) with respect to the statements of income, expected to have a continuing impact on results. The pro forma information does not include the impact of the November 2015 transactions related to the acquisition of MACH Gen, LLC and the disposition of Talen Renewable Energy, LLC, none of which require adjustments under pro forma rules as the businesses do not meet the applicable significance thresholds. The Unaudited Pro Forma Condensed Combined Balance Sheet (the "pro forma balance sheet") as of September 30, 2015 gives effect to the disposal of the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities identified in the third mitigation package discussed above, as if they were completed on

7 September 30, 2015 by adjusting the pro forma balance sheet to reflect certain related assets and liabilities for these facilities as divested for cash at the contracted sales price (subject to customary purchase price adjustments), as sale agreements have been executed with respect to the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane facilities. The Sapphire asset portfolio, which for accounting purposes was classified as held for sale and discontinued operations at September 30, 2015 because it was included in both of the then approved mitigation packages, has not been included in the pro forma divestitures as it is currently not considered probable that the Sapphire asset portfolio will be sold. Pro forma adjustments have been made to the 2015 information to return the Sapphire assets and liabilities to held and used and the operating results to continuing operations from held for sale and discontinued operations. The Unaudited Pro Forma Condensed Combined Statements of Income (the "pro forma statements of income") for the nine months ended September 30, 2015 and for the year ended December 31, 2014 give effect to the spinoff of HoldCo, the combination with RJS Power and the aforementioned disposals of the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities to satisfy the FERC Order, as if they were completed on January 1, 2014. See above for discussion of the exclusion of the Sapphire asset portfolio from the pro forma divestitures and pro forma inclusion in continuing operations. The pro forma statements of income: (a) adjust revenues and expenses for the aforementioned probable divestitures; (b) adjust revenues and expenses for the return of the Sapphire operating results to continuing operations from discontinued operations; (c) adjust for incremental depreciation and amortization expense related to fair value adjustments to PP&E and identifiable intangible assets and liabilities from the RJS Power acquisition; (d) adjust for incremental interest expense for outstanding borrowings to reflect the terms of the Revolving Facility; (e) conform certain RJS Power accounting policies with those of Talen Energy Supply; and (f) reflect the issuance of Talen Energy common stock in connection with the spinoff and Combination. Throughout the periods covered by the pro forma financial information (up to and through May 31, 2015), Talen Energy Supply’s business was conducted and accounted for as part of PPL. As a result, the Talen Energy Supply historical financial information up to and through that date reflects significant allocations of costs and expenses. All of the allocations and estimates in the historical financial information are based on assumptions that management believes are reasonable. However, the Talen Energy Supply historical financial information does not necessarily represent the costs and expenses of Talen Energy Supply’s business had it been operated as a separate independent entity. The pro forma financial information does not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or synergies expected to result from the spinoff and Combination. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma financial information. The pro forma information has been presented for illustrative purposes only and is not necessarily indicative of the results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations or financial position of Talen Energy. The following pro forma financial information should be read in conjunction with:  the accompanying notes to the pro forma financial information;  the unaudited condensed consolidated financial statements of Talen Energy as of and for the period ended September 30, 2015 and the audited consolidated financial statements of Talen Energy Supply as of and for the period ended December 31, 2014, which are included in Talen Energy's report on Form 10-Q filed with the SEC on November 9, 2015 and in Talen Energy Supply's report on Form 10- K filed with the SEC on February 23, 2015; and

8  the unaudited consolidated and combined condensed financial statements of RJS Power as of and for the period ended March 31, 2015 and the audited consolidated and combined financial statements of RJS Power as of and for the period ended December 31, 2014, which are included in Talen Energy's prospectus filed pursuant to Rule 424 (b)(3) filed with the SEC on November 3, 2015(as supplemented).

9 Pro Forma Condensed Combined Balance Sheet (Unaudited) (Millions of dollars) September 30, 2015 Talen Energy Pro Forma Adjustments (Note 2a) Pro Forma Combined Entity Current Assets Cash and cash equivalents ...................................................... $ 648 $ 1,481 $ 2,129 Restricted cash and cash equivalents ...................................... 67 (1) 66 Accounts receivable ................................................................ 297 297 Unbilled revenues ................................................................... 125 125 Fuel, materials and supplies .................................................... 468 (9) 459 Prepayments ........................................................................... 52 52 Price risk management assets ................................................. 576 576 Assets of discontinued operations ........................................... 266 (266) Other current assets ................................................................ 123 123 Total Current Assets ............................................................ 2,622 1,205 3,827 Investments Nuclear plant decommissioning trust funds ............................ 913 913 Other investments ................................................................... 25 25 Total Investments ................................................................ 938 938 Property, Plant and Equipment, net Property, plant and equipment ................................................ 14,550 (822) 13,728 Less accumulated depreciation ............................................... 6,479 (156) 6,323 Property, plant and equipment, net ......................................... 8,071 (666) 7,405 Other Noncurrent Assets Other intangibles .................................................................... 309 (3) 306 Price risk management assets ................................................. 226 226 Other noncurrent assets........................................................... 88 (16) 72 Total Other Noncurrent Assets ............................................ 623 (19) 604 Total Assets .............................................................................. $ 12,254 $ 520 $ 12,774 See accompanying Unaudited Notes to Pro Forma Condensed Combined Financial Information.

10 Pro Forma Condensed Combined Balance Sheet (Unaudited) (Millions of dollars) September 30, 2015 Talen Energy Pro Forma Adjustments (Note 2a) Pro Forma Combined Entity Liabilities and Equity Current Liabilities Long-term debt due within one year ....................................... $ 654 $ (4) $ 650 Accounts payable .................................................................... 278 278 Taxes ...................................................................................... 13 263 276 Interest .................................................................................... 68 68 Price risk management liabilities ............................................ 506 506 Liabilities of discontinued operations ..................................... 5 (5) Counterparty Collateral .......................................................... 92 92 Other current liabilities ........................................................... 232 (58) 174 Total Current Liabilities ...................................................... 1,848 196 2,044 Long-term Debt ........................................................................ 3,376 (42) 3,334 Deferred Credits and Other Noncurrent Liabilities Deferred income taxes ............................................................ 1,585 23 1,608 Price risk management liabilities ............................................ 178 178 Asset retirement obligations ................................................... 472 3 475 Other deferred credits and noncurrent liabilities ..................... 393 (17) 376 Total Deferred Credits and Other Noncurrent Liabilities .... 2,628 9 2,637 Stockholders' Equity Additional paid in capital ........................................................ 4,719 4,719 Earnings reinvested................................................................. (311) 357 46 Accumulated other comprehensive income (loss) .................. (6) (6) Total Equity .............................................................................. 4,402 357 4,759 Total Liabilities and Equity .................................................... $ 12,254 $ 520 $ 12,774 See accompanying Unaudited Notes to Pro Forma Condensed Combined Financial Information.

11 Pro Forma Condensed Combined Statement of Income (Unaudited) (Millions of dollars) For the Nine Months Ended September 30, 2015 RJS Power Talen Energy 3 Months Ended March 31, 2015 2 Months Ended May 31, 2015 Pro Forma Adjustments (Note 2) Pro Forma Combined Entity Operating Revenues Wholesale energy ....................................... $ 2,195 $ 231 $ 108 $ (198)(a) $ 2,336 Retail energy ............................................... 831 831 Energy-related businesses ........................... 404 404 Total Operating Revenues .......................... 3,430 231 108 (198) 3,571 Operating Expenses Operation Fuel .......................................................... 945 139 60 (80)(a) 1,064 Energy purchases ..................................... 588 588 Operation and maintenance ..................... 759 59 49 (71)(a)(b)(c)(e) 796 Impairment ................................................. 479 109)(a) 588 Depreciation ............................................... 259 23 16 (8)(a)(c) 290 Taxes, other than income ............................ 49 6 4 1)(a) 60 Energy-related businesses ........................... 385 385 Total Operating Expenses ........................... 3,464 227 129 (49) 3,771 Operating Income (Loss) ............................. (34) 4 (21) (149) (200) Other Income (Expense)—net ....................... 11 1 3 15 Interest Expense ............................................. 146 18 12 (16)(a)(f) 160 Income (Loss) from Continuing Operations Before Income Taxes ............ (169) (13) (30) (133) (345) Income Taxes ................................................. 49 (70)(a)(g) (21) Income (Loss) from Continuing Operations After Income Taxes Attributable to Stockholders.................... $ (218) $ (13) $ (30) $ (63) $ (324) Pro Forma Earnings Per Share: Income (Loss) from Continuing Operations After Income Taxes Available to Common Stockholders: Basic and Diluted (1) $ (2.52) Pro forma Weighted-Average Shares Outstanding (in thousands): Basic and Diluted (1) 128,499 (1) Pro forma basic and diluted earnings per share and pro forma weighted-average basic and diluted shares outstanding for the nine months ended September 30, 2015 reflect the number of shares of common stock that were issued upon completion of the spinoff and Combination. Basic and diluted earnings per share were calculated by dividing Income (Loss) from Continuing Operations After Income Taxes Attributable to Stockholders by the pro forma weighted-average shares outstanding. See accompanying Unaudited Notes to Pro Forma Condensed Combined Financial Information.

12 Pro Forma Condensed Combined Statement of Income (Unaudited) (Millions of dollars) For the Year Ended December 31, 2014 Talen Energy Supply RJS Power Pro Forma Adjustments (Note 2) Pro Forma Combined Entity Operating Revenues Wholesale energy .................................................... $ 1,892 $ 1,045 $ (429)(a) $ 2,508 Retail energy ............................................................ 1,243 1,243 Energy-related businesses ........................................ 601 601 Total Operating Revenues ....................................... 3,736 1,045 (429) 4,352 Operating Expenses Operation Fuel ....................................................................... 1,196 577 (200)(a) 1,573 Energy purchases .................................................. 209 (1)(a) 208 Operation and maintenance .................................. 1,007 305 (104)(a)(b)(c) 1,208 Depreciation ............................................................ 297 90 (20)(a)(c) 367 Taxes, other than income ......................................... 57 21 (2)(a) 76 Energy-related businesses ........................................ 573 573 Total Operating Expenses ........................................ 3,339 993 (327) 4,005 Operating Income (Loss) .......................................... 397 52 (102) 347 Other Income (Expense)-net ....................................... 30 3 33 Interest Expense .......................................................... 124 110 (1)(a)(d) 233 Income (Loss) from Continuing Operations Before Income Taxes ............................................. 303 (55) (101) 147 Income Taxes .............................................................. 116 (63)(a)(g) 53 Income (Loss) from Continuing Operations After Income Taxes Attributable to Stockholders ........................................................... $ 187 $ (55) $ (38) $ 94 Pro Forma Earnings Per Share: Income (Loss) from Continuing Operations After Income Taxes Available to Common Stockholders: Basic and Diluted (1) $ 0.73 Pro forma Weighted-Average Shares Outstanding (in thousands): Basic and Diluted (1) 128,499 (1) Pro forma basic and diluted earnings per share and pro forma weighted-average basic and diluted shares outstanding for the year ended December 31, 2014 reflect the number of shares of common stock that were issued upon completion of the spinoff and Combination. Basic and diluted earnings per share were calculated by dividing Income (Loss) from Continuing Operations After Income Taxes Attributable to Stockholders by the pro forma weighted-average shares outstanding. See accompanying Unaudited Notes to Pro Forma Condensed Combined Financial Information.

13 Unaudited Notes to Pro Forma Condensed Combined Financial Information Note 1. Basis of Pro Forma Presentation The pro forma financial information has been derived from the historical consolidated financial statements of Talen Energy and Talen Energy Supply and the historical consolidated and combined financial statements of RJS Power. Talen Energy Supply is considered the accounting predecessor of Talen Energy; therefore, the historical consolidated financial information prior to June 1, 2015 presented for Talen Energy includes only legacy Talen Energy Supply information. From June 1, 2015, upon completion of the spinoff and acquisition, Talen Energy’s historical consolidated financial information also includes RJS. As such, Talen Energy’s historical consolidated financial information presented for the nine month period ended September 30, 2015 represents nine months of legacy Talen Energy and Talen Energy Supply information consolidated with four months of RJS information from June 1, 2015, while the 2014 period represents only legacy Talen Energy Supply information. In addition, as the acquisition of RJS Power was completed on June 1, 2015, the Talen Energy financial information as of September 30, 2015 includes the preliminary purchase price allocation for the acquisition. The purchase price (total consideration) for the acquisition of RJS Power was deemed to be $902 million based on the fair value of the Talen Energy common stock issued for the acquisition using the June 1, 2015 closing "when-issued" market price. The purchase price allocation is considered by Talen Energy’s management to be provisional and could change materially in subsequent periods. Any changes to the provisional purchase price allocation during the measurement period that result in material changes to the consolidated financial results will be adjusted retrospectively. The measurement period can extend up to a year from the date of acquisition, but Talen Energy expects to complete the purchase price allocation by the end of 2015. The items pending finalization include, but are not limited to, the valuation of certain liabilities, goodwill and deferred income taxes. In connection with the FERC approval of the combination of Talen Energy Supply with RJS Power, PPL, Talen Energy and RJS Power agreed that within twelve months following the closing of the transaction, Talen Energy will enter into an agreement to divest between 1,300 and 1,400 MW of assets in one of two groups of assets (the first of which includes the Holtwood, Lake Wallenpaupack and C.P. Crane facilities, the second of which includes the Ironwood facility and both of which include the Sapphire facilities within PJM), and to limit PJM energy market offers from assets it would retain in the other group to cost-based offers. In September 2015, Talen Energy requested that the FERC approve a third option for complying with the mitigation requirement that consists of Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane, but excludes the Sapphire facilities. FERC approved this third option in November 2015. The historical financial statements have been adjusted in the pro forma financial information to give effect to pro forma events that are: (i) directly attributable to the spinoff and combination with RJS Power; (ii) factually supportable; and (iii) with respect to the statements of income, expected to have a continuing impact on results. The pro forma information also does not include the impact of the November 2015 transactions related to the acquisition of MACH Gen, LLC and the disposition of Talen Renewable Energy, LLC, none of which require adjustments under pro forma rules as the businesses do not meet the applicable significance thresholds. The pro forma balance sheet as of September 30, 2015 gives effect to the disposals of the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities identified in the third mitigation package discussed above, as if they were completed on September 30, 2015 by adjusting the pro forma balance sheet to reflect certain related assets and liabilities for these facilities as divested for cash at the contracted sales price (subject to customary purchase price adjustments), as sale agreements have been executed with respect to the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane facilities. The Sapphire asset portfolio, which for accounting purposes was classified as held for sale and discontinued operations at September 30, 2015 because it was included in both of the then available mitigation packages, has not been included in the pro forma divestitures as it is currently not considered probable that the Sapphire asset portfolio will be sold. Pro forma adjustments have been made to the 2015 information to return the Sapphire assets and liabilities to held and used and the operating results to continuing operations from held for sale and discontinued operations. The pro forma statements of income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 give effect to the spinoff of HoldCo, the combination with RJS Power and the aforementioned disposals of the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities to satisfy the FERC Order as if they were completed on January 1, 2014. See above for discussion of the pro forma adjustments related to returning the Sapphire asset portfolio to continuing operations. The pro forma statements of income: (a) adjust

14 revenues and expenses for the aforementioned probable divestitures; (b) adjust revenues and expenses for the return of the Sapphire operating results to continuing operations from discontinued operations; (c) adjust for incremental depreciation and amortization expense related to fair value adjustments to PP&E and identifiable intangible assets and liabilities for the RJS Power acquisition; (d) adjust for incremental interest expense for outstanding borrowings to reflect the terms of the Revolving Facility; and (e) conform certain RJS Power accounting policies with those of Talen Energy Supply (at the time of the spinoff and combination with RJS Power, Talen Energy adopted the accounting policies of Talen Energy Supply); and (f) reflects the issuance of Talen Energy common stock in connection with the spinoff and Combination. The result of these adjustments, as well as other adjustments, is presented in Note 2. The pro forma financial information does not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or synergies expected to result from the spinoff and Combination. Other items that are not included in the pro forma financial information are presented in Note 3. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma financial information. Certain items normally included in the statement of income have been excluded from the pro forma statements of income. Note 2. Pro Forma Adjustments (a) The pro forma statements of income include adjustments to revenues and expenses for the disposal of the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane generating facilities identified in the third mitigation package to satisfy the FERC Order, while the pro forma balance sheet reflects certain related assets and liabilities for these facilities as divested for cash at the contracted sales price (subject to customary purchase price adjustments), as the Ironwood, Holtwood, Lake Wallenpaupack and C.P. Crane facilities are under executed sale agreements. Additionally, the Sapphire asset portfolio, which for accounting purposes was classified as held for sale and discontinued operations at September 30, 2015 because it was included in both of the then available mitigation packages, has not been included in the pro forma divestitures as it is currently not considered probable that the Sapphire asset portfolio will be sold. Pro forma adjustments have been made to the 2015 information to return the Sapphire assets and liabilities to held and used and the operating results to continuing operations from held for sale and discontinued operations. These adjustments are based on certain assumptions related to: (1) completing the divestitures under the indicated executed sales agreements, which are subject to customary closing conditions and the receipt of required regulatory approvals; (2) not selling the Sapphire asset portfolio; and (3) the preliminary fair value of such assets and liabilities of RJS Power. Final adjustments will be based on which generation facilities are actually divested, the related contractual terms and sales price for generation facilities not currently under executed sale agreements, and timing of the divestitures. Therefore, actual results could be materially different from the pro forma adjustments below. These adjustments are as follows: Debit (Credit) September 30, 2015 Balance Sheet: Cash ........................................................................................................................... $ 1,481 Assets of discontinued operations .............................................................................. (266) Current assets, other than cash and assets of discontinued operations ....................... (10) Property, plant and equipment, net ............................................................................ (666) Other noncurrent assets .............................................................................................. (19) Liabilities of discontinued operations ........................................................................ 5 Current liabilities, other than liabilities of discontinued operations........................... (201) Long-term debt .......................................................................................................... 42 Deferred income taxes ............................................................................................... (23) Other deferred credits and noncurrent liabilities ........................................................ 14 Earnings reinvested .................................................................................................... (357)

15 Debit (Credit) September 30, 2015 December 31, 2014 Statement of Income: Operating Revenues ...................................................................... 198 $ 429 Operating Expenses, other than impairments ................................ (135) (312) Impairments .................................................................................. 109 Interest Expense ............................................................................ (4) (6) Income Taxes ................................................................................ (66) (45) The taxes payable related to the mitigation divestures are included in "Current liabilities" above. (b) The pro forma statements of income include adjustments to conform RJS Power’s accounting policy with that of Talen Energy Supply for the capitalization of overhauls. Debit (Credit) Statements of Income: Other operation and maintenance for the nine months ended September 30, 2015 .................................................................................................................... $ (1) Other operation and maintenance for the year ended December 31, 2014 ............. (33) (c) The nine months ended September 30, 2015 pro forma statement of income reflects a $24 million increase in depreciation as a result of changes in the value of property, plant and equipment, a $5 million decrease in amortization expense as a result of changes in the value of intangible assets and a $1 million decrease to depreciation to reclassify ARO accretion to other operation and maintenance (consistent with Talen Energy’s presentation). The year ended December 31, 2014 pro forma statement of income reflects a $25 million increase in depreciation as a result of changes in the value of property, plant and equipment, a $7 million decrease in amortization expense as a result of changes in the value of intangible assets and a $1 million decrease in depreciation to reclassify ARO accretion to other operation and maintenance (consistent with Talen Energy's presentation). (d) The year ended December 31, 2014 pro forma statement of income reflects an increase in interest expense of $5 million, primarily driven by higher short-term borrowing costs under the terms of the Revolving Facility, compared to historical interest expense related to outstanding commercial paper and letters of credit outstanding on Talen Energy Supply’s and RJS Power’s existing $3.0 billion and $150 million credit facilities, respectively. Interest expense was calculated based upon terms of the Revolving Facility for the historical outstanding borrowings and letters of credit using an estimated rate of 2.43%. See "Description of Material Indebtedness" for additional information on the Revolving Facility. (e) The nine months ended September 30, 2015 pro forma statement of income reflects a $41 million decrease to "Other operation and maintenance" to exclude $6 million of transaction related costs incurred by Talen Energy, $25 million of accelerated stock-compensation costs, and $10 million of restructuring costs incurred by Talen Energy for spinoff related expenses. (f) The nine months ended September 30, 2015 pro forma statement of income reflects a $12 million decrease to "Interest Expense" to exclude fees from the existing $3.0 billion credit facility that were written off when the facility was terminated as a result of the spinoff. (g) The September 30, 2015 and December 31, 2014 pro forma statements of income reflect the income tax effects of (1) the pro forma adjustments in (b) through (f) above and (2) the Income (Loss) from Continuing Operations

16 before Income Taxes of RJS Power through May 31, 2015 which were calculated at a blended statutory income tax rate of 40.00%. The legal entities included in RJS Power’s historical consolidated and combined financial statements were primarily limited liability companies or partnerships and previously elected to be treated as disregarded entities for federal tax purposes. As such, no provision for federal or state corporate income taxes was made in RJS Power’s historical consolidated and combined financial statements. Note 3. Items Excluded from the Unaudited Pro Forma Financial Information and Unusual Items The unaudited pro forma financial information does not reflect: (a) the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or synergies expected to result from the spinoff and combination with RJS Power. (b) although Talen Energy expects to employ a growth strategy and proceeds from the anticipated FERC Order mitigation divestitures may be used for future acquisitions, for the purposes of the pro forma information, the proceeds from divestitures included have not been assumed to be invested in similar business operations and accordingly are reflected in cash on the pro forma balance sheet. (c) adjustments for the acquisition of MACH Gen, LLC or the disposition of Talen Renewable Energy, LLC, which are not required under pro forma rules as the businesses do not meet the applicable significance thresholds. The unaudited pro forma financial information includes the following unusual items: (a) "Other operation and maintenance" on Talen Energy’s 2015 and Talen Energy Supply’s 2014 Statement of Income for the nine months ended September 30, 2015 and the year ended December 31, 2014 includes: Nine Months ended September 30, 2015 Year ended December 31, 2014 Pre-tax After-tax Pre-tax After-tax Separation benefits (1)........................................ $ 2 $ 1 $ 33 $ 20 TSA costs (2) ...................................................... 19 11 Corette closure costs (3) ..................................... 4 2 Other(4) .............................................................. 12 7 (1) Associated with separation benefits related to a bargaining unit voluntary program and the spinoff transaction. (2) Transition service agreement costs with PPL and Riverstone. (3) Operations were suspended and the Corette plant was retired in March 2015. (4) Related to an asset write-off. (b) "Retail energy" on Talen Energy’s Statement of Income for the nine months ended September 30, 2015 includes a decrease to revenues of $7 million ($4 million after-tax) for amounts inadvertently recorded as revenue in prior periods. Prior to this date, Talen Energy Supply billed and collected amounts from a third party that had a transmission operating agreement with Talen Energy Supply’s former affiliate, PPL Electric. Such amounts should have been recognized as an affiliate payable, but were inadvertently recorded as revenue. The $4 million after-tax ($0.04 per share) impact of correcting this overstatement of "Retail energy" revenues decreased "Income (Loss) from Continuing Operations after Income Taxes" and "Net Income-(Loss)" during the nine months ended September 30, 2015.The impact of the overstatement was not material to the previously-issued financial statements and the correction is not expected to be material to the full year results for 2015. (c) "Income (Loss) from Continuing Operations" on Talen Energy’s Statement of Income for the nine months ended September 30, 2015 includes goodwill and other long-lived asset impairments recorded in the third quarter of 2015. Talen Energy performed an interim goodwill impairment assessment as of June 1, 2015, the spinoff and acquisition date. The East reporting unit, which is equivalent to the East segment, failed step one as of June 1, 2015. While the step two analysis was not complete by the filing of the second quarter Form 10-Q,

17 management estimated that no goodwill impairment charge was required to be recorded in the second quarter. Management has assessed the impact of the significant decline in Talen Energy’s stock price throughout the third quarter of 2015, which indicates a significant change in the financial markets’ view of the value of Talen Energy’s business and/or the industry in which it operates and potential risk associated with an investment in Talen Energy Corporation’s common stock and is considered an indicator of goodwill impairment in the third quarter. Additionally, in the third quarter of 2015, management updated its fundamental pricing models in conjunction with market information gained as a result of the 2018/2019 planning year PJM capacity auction completed in August 2015. The resulting changes in forecasted cash flows and related fair value measurements indicated an impairment of certain other long-lived assets. As a result of the third quarter analyses and these updates, Talen Energy recorded impairment charges in connection with the preparation of Talen Energy’s financial statements for the third quarter of 2015. A pre-tax goodwill impairment charge of $466 million ($449 million after-tax) was recorded, which represents all of the goodwill recorded on Talen Energy’s balance sheet. In addition, a pre-tax impairment charge of $122 million ($73 million after-tax) was recorded, primarily attributable to the Sapphire portfolio, which was included in discontinued operations for the nine months ended September 30, 2015 with a pro forma adjustment to include the Sapphire impairment in continuing operations. See Note 2(a) above. (d) "Wholesale Energy" Revenues on Talen Energy’s Statement of Income for the nine months ended September 30, 2015 includes gains of $13 million ($8 million after-tax) related to certain derivative contracts that were early-terminated due to the spinoff transaction. (e) "Energy-related businesses" on Talen Energy Supply’s Statement of Income for the year ended December 31, 2014 includes an increase to revenues of $17 million ($10 million after-tax) to correct an error related to prior periods and the timing of revenue recognition for a mechanical contracting and engineering subsidiary. The $10 million after-tax impact of correcting this error increased "Income (Loss) from Continuing Operations after Income Taxes" and "Net Income (Loss)" in 2014. The impact of this error is not material to the previously issued financial statements or to the full results of 2014. (f) "Interest expense" on RJS Power’s Statement of Income for the year ended December 31, 2014 includes losses on extinguishment of debt of $36 million ($21 million after-tax). (g) "Fuel" on Talen Energy’s Statement of Income for the nine months ended September 30, 2015 includes an increase of $41 million ($25 million after-tax) for charges incurred to reduce contracted coal deliveries. Talen Energy enters into long-term purchase contracts to supply the coal requirements for its coal-fired generating facilities. These contracts include commitments to purchase coal through 2019. As a result of low market prices and demand for electricity and natural gas, coal utilization has decreased. To mitigate the risk of oversupply, Talen Energy incurred these pre-tax charges to reduce its contracted coal deliveries in 2015 through 2018.

18 Other Information As of September 30, 2015, Talen Energy Supply had no secured debt and approximately $1,516 million of available borrowings under the Revolving Facility (net of $334 million of issued but undrawn letters of credit). As of October 31, 2015, Talen Energy Supply had $550 million of secured debt outstanding under the Revolving Facility (excluding $197 million of issued but undrawn letters of credit), which includes $400 million borrowed in connection with the acquisition of MACH Gen, LLC and $150 million borrowed for general corporate purposes. In addition, as of November 2, 2015, approximately $578 million of secured indebtedness under the New MACH Gen, LLC Credit Facility was outstanding. For the recently acquired MACH Gen, LLC’s Athens units, there is a firm interstate pipeline transportation agreement in place on Iroquois Gas Transmission that can deliver up to approximately 40% of the plant’s daily fuel requirements. For the recently acquired MACH Gen, LLC’s Millennium station there are no long-term firm pipeline transportation or gas supply agreements in place. For the recently acquired MACH Gen, LLC’s Harquahala station there are no long-term firm pipeline transportation or gas supply agreements in place. Glossary “Combination” means the contribution by the Riverstone Holders of RJS Power to Talen Energy in exchange for shares of Talen Energy common stock. “CPSG” means Constellation Power Source Generation, Inc. “Credit Agreement” means the credit agreement with Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Bank of Tokyo-Mitsubishi UFJ Ltd. and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and the other agents and lenders from time to time party thereto, and Talen Energy Supply, as borrower, dated as of June 1, 2015, which provides for a revolving loan facility consisting of a $1.85 billion revolving loan facility maturing in five years from the date thereof. "FERC" means the U.S. Federal Energy Regulatory Commission. "FERC Order" means the order of the FERC dated December 18, 2014 approving the Talen Transactions pursuant to Section 203 of the Federal Power Act, as amended on November 30, 2015. "HoldCo" means Talen Energy Holdings, Inc., a Delaware corporation, which was formed for the purposes of the spinoff transaction. HoldCo is a wholly owned direct subsidiary of Talen Energy and is the sole member of Talen Energy Supply. "PJM" means PJM Interconnection, L.L.C., operator of the electricity transmission network and electricity market in all or parts of Delaware, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, North Carolina, Ohio, Pennsylvania, Tennessee, Virginia, West Virginia and the District of Columbia. "PLR" means Provider of Last Resort, the role of PPL Electric in providing default electricity supply within its delivery area to retail customers who have not chosen to select an alternative electricity supplier under the Customer Choice Act. "PPL" means PPL Corporation, the former indirect parent holding company of all Talen Energy companies except for RJS’ subsidiaries. "PPL Electric" means PPL Electric Utilities Corporation, a Pennsylvania corporation and a public utility subsidiary of PPL and former affiliate of Talen Energy engaged in the regulated transmission and distribution of electricity in its Pennsylvania service area and that provides electricity supply to its retail customers in this area as a PLR.

19 "Raven" means Raven Power Generation Holdings LLC, a Delaware limited liability company and a subsidiary of Talen Energy Supply that owns generating operations in Maryland; provided that, when used in the audited consolidated and combined financial statements of RJS Power and the unaudited consolidated and combined condensed financial statements of RJS Power, “Raven” means Raven Power Holdings LLC. "Revolving Facility" means the revolving loan facility under the Credit Agreement. "Riverstone Holders" means Raven Power Holdings LLC, C/R Energy Jade, LLC and Sapphire Power Holdings LLC, affiliates of Riverstone that formerly owned RJS Power and contributed RJS Power to Talen Energy on June 1, 2015 in exchange for 35% of Talen Energy’s common stock. "RJS" means Raven, Jade and Sapphire, collectively. "RJS Power" means RJS Generation Holdings LLC, a Delaware limited liability company and former parent of RJS that was contributed by the Riverstone Holders to Talen Energy on June 1, 2015 in exchange for 35% of Talen Energy’s common stock. Following the Combination, RJS Power was merged into Talen Energy Supply. "Sapphire" means Sapphire Power Generation Holdings LLC, a Delaware limited liability company and a subsidiary of Talen Energy Supply that owns generating operations in Massachusetts, New Jersey and Pennsylvania; provided that, when used in the audited consolidated and combined financial statements of RJS Power and the unaudited consolidated and combined condensed financial statements of RJS Power, "Sapphire" means Sapphire Power Holdings LLC. "Talen Energy" means Talen Energy Corporation, a Delaware corporation. "Talen Energy Supply" means Talen Energy Supply, LLC, formerly PPL Energy Supply, LLC, a Delaware limited liability company and an indirect subsidiary of Talen Energy and the parent company of Talen Generation, Talen Energy Marketing, RJS and other subsidiaries. "Talen Transactions" means the June 1, 2015 transaction whereby (i) PPL completed the spinoff (the "Distribution") to PPL stockholders of a newly formed entity, HoldCo, which at such time owned all of the membership interests of Talen Energy Supply and all of the common stock of Talen Energy; (ii) immediately following the Distribution, HoldCo merged with a special purpose subsidiary of Talen Energy, with HoldCo continuing as the surviving company to the merger and as a wholly owned subsidiary of Talen Energy and the sole owner of Talen Energy Supply (the "Merger"); (iii) substantially contemporaneous with the Distribution and Merger, RJS Power was contributed by the Riverstone Holders to become a subsidiary of Talen Energy Supply to form Talen Energy Corporation, an independent, publicly traded company listed on the New York Stock Exchange; and (iv) subsequent to the Combination, RJS Power was merged into Talen Energy Supply. “TPM” means Topaz Power Management, LP, an affiliate of Riverstone and the entity that managed RJS Power’s assets prior to the Combination, and following the Combination provides services to Talen Energy Supply pursuant to a TSA. “Transition Services Agreement” or “TSA” means as applicable, the Transition Services Agreement, dated June 1, 2015, by and between PPL and Talen Energy Supply and the Transition Services Agreement, dated May 4, 2015, by and between Talen Energy Supply and TPM.